                       SECURITIES AND EXCHANGE COMMISSION

                              Washington, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT


                     PURSUANT TO SECTION 13 OR 15 (d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


           Date of Report (date of earliest event report MAY 15, 2001
                                                         ------------

        First Union National Bank (as Representative under a Pooling and Servicing Agreement dated as of February 28, 2001 providing for the issuance of HomEq Trust 2001-A) and each of the Originators
                      listed on Schedule A attached hereto.

             (Exact name of registrant as specified in its charter)


    *                                  333-60771                       *
    --------------------------------------------------------------------
    State or other jurisdiction       (Commission          (IRS Employer
         of incorporation)            File Number)           ID Number)


             c/o First Union National Bank, 401 South Tryon Street -
                           NC1179 Charlotte, NC 28288
             -------------------------------------------------------
                    (Address of principal executive officer)

       Registrant's Telephone Number, including area code: (704) 383-9568

-------------------------------------------------------------------------------
          (Former name or former address, if changed since last report)

*   See Schedule A
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Item 5   Other Events

         Attached herein as Exhibit 20.1 hereto is a copy of the Monthly Statement sent to Class A Certificate holders with respect to the MAY 15, 2001 Remittance Date.

Item 7   Financial Statements and Exhibits

Item 601 (a) of Regulation
S-K Exhibit Number

20.1 Monthly statement to Class A Certificate holders with respect to the MAY 15, 2001 Remittance Date.
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                                   SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


FIRST UNION NATIONAL BANK



By: \s\ Robert Ashbaugh
        ---------------
Name:  Robert Ashbaugh
Title: Vice President                                       Dated: MAY 30, 2001
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                                  Exhibit Index


20.1 Monthly statement sent to Class A Certificate holders with respect to the MAY 15, 2001 Remittance Date.
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                                   Schedule A


                                            State of              IRS Employer
Registrant                                  Incorporation         ID Number
----------                                  -------------         ------------
HomEq Servicing Corp.
The Money Store/D.C. Inc.                   D.C.                  22-2133027
The Money Store Home Equity Corp.           Kentucky              22-2522232
The Money Store/Minnesota Inc.              Minnesota             22-3003495